UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement	☐	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only	☒	Definitive Additional Materials
(as permitted by Rule 14a-6(e)(2))
		☐	Soliciting Material under § 240.14a-12

General Electric Company
(Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which the transaction applies:

	(2)	Aggregate number of securities to which the transaction applies:

	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of the transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

IMPORTANT ANNUAL MEETING INFORMATION

Vote by Internet ●Go to www.investorvote.com/GE or scan the QR code with your mobile device ●Follow the steps outlined on the secure website

Shareowner Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the
General Electric Company Shareowner Meeting to be Held on Wednesday, April 27, 2016.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareowners’ meeting are available on the Internet or by mail. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication is not a form of voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet. We encourage you to access and review all of the information contained in the proxy materials before voting. The proxy statement and annual report are available at:

www.investorvote.com/GE

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.investorvote.com/GE.
Step 2: Click on the icon on the right to view current meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 15, 2016 to facilitate timely delivery.

02AP6A

Shareowner Meeting Notice

General Electric’s Annual Meeting of Shareowners will be held on Wednesday, April 27, 2016 at the Prime F. Osborn III Convention Center, 1000 Water Street, Jacksonville, FL 32204, at 10:00 a.m. Eastern Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

Your Board of Directors recommends a vote “FOR” all nominees listed.
Election of Directors: 1. Sébastien M. Bazin 2. W. Geoffrey Beattie 3. John J. Brennan 4. Francisco D’Souza 5. Marijn E. Dekkers 6. Peter B. Henry 7. Susan J. Hockfield 8. Jeffrey R. Immelt 9. Andrea Jung 10. Robert W. Lane 11. Rochelle B. Lazarus 12. Lowell C. McAdam 13. James J. Mulva 14. James E. Rohr 15. Mary L. Schapiro 16. James S. Tisch

Management Proposals — Your Board of Directors recommends a vote “FOR” management proposals 1 and 2.

1.	Advisory Approval of Our Named Executives’ Compensation
2.	Ratification of KPMG as Independent Auditor for 2016

The Board of Directors recommends that you vote AGAINST the following proposals:

1.	Lobbying Report
2.	Independent Chair
3.	Holy Land Principles
4.	Cumulative Voting
5.	Performance-based Options
6.	Human Rights Report

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Please see the proxy statement for additional information on how to attend the meeting and vote in person.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→

Internet – Go to www.investorvote.com/GE. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→

Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→

Email – Send an email to investorvote@computershare.com with “Proxy Materials General Electric Company” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 15, 2016.

02AP6A

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareowner Meeting to Be Held on April 27, 2016.

GENERAL ELECTRIC COMPANY

Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 29, 2016
Date: April 27, 2016 Time: 10:00 a.m., Eastern Time
Location:	The Prime F. Osborn III Convention Center
1000 Water Street
Jacksonville, FL 32204

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR code on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR code below.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*
If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow
→ XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before April 13, 2016 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR code above. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items
Your Board of Directors recommends you vote FOR the following nominees and FOR management proposals B1 and B2:

A. Election of Directors

Nominees:

A1.	Sébastien M. Bazin

A2.	W. Geoffrey Beattie

A3.	John J. Brennan

A4.	Francisco D’Souza

A5.	Marijn E. Dekkers

A6.	Peter B. Henry

A7.	Susan J. Hockfield

A8.	Jeffrey R. Immelt

A9.	Andrea Jung

A10.	Robert W. Lane

A11.	Rochelle B. Lazarus

A12.	Lowell C. McAdam

A13.	James J. Mulva

A14.	James E. Rohr

A15.	Mary L. Schapiro

A16.	James S. Tisch

B1.	Advisory Approval of Our Named Executives’
Compensation

B2.	Ratification of KPMG as Independent Auditor for
2016

Your Board of Directors recommends you vote
AGAINST shareowner proposals C1 through C6:

C1.	Lobbying Report

C2.	Independent Chair

C3.	Holy Land Principles

C4.	Cumulative Voting

C5.	Performance-based Options

C6.	Human Rights Report

NOTE: Such other business as may properly come before
the meeting or any adjournment thereof.

Voting Instructions

Notice and Access Flyer

Dear Shareowner,

This year, we are distributing the 2015 annual report and proxy statement for GE’s 2016 annual meeting of shareowners to some of our shareowners, including you, over the Internet by sending you the enclosed Notice of Internet Availability of Proxy Materials. The enclosed notice explains how you can access these materials and vote online.

Why is GE using this e-proxy process?
This “e-proxy” process, which was approved by the SEC in 2007, expedites our shareowners’ receipt of these materials, lowers the costs of proxy solicitation and reduces the environmental impact of our annual meeting. Many other large companies have transitioned to this more contemporary way of distributing annual meeting materials.

What’s included on the enclosed notice?
The enclosed notice explains how you can:
●	View and download the annual report and proxy statement online;
●	Vote your shares online, by mail or in person; and
●	Request an email or paper copy of the annual report and proxy statement at no cost to you (but before you do so, make sure you read “Will you receive any additional proxy materials from GE” below).

Will you receive any additional proxy materials from GE?

Yes, in a few days we will send you a paper copy of a new report that we call our integrated summary report. It combines in one concise document the most critical information from our annual report, proxy statement and sustainability website. To make it easier for you to vote, you will also receive a proxy card or voting instruction form. Please keep this in mind before requesting a copy of the full annual report and proxy statement.

Cordially,

Alex Dimitrief,
Secretary

MARCH 2016

Alex Dimitrief
Secretary

GE
3135 Easton Turnpike
Fairfield, CT 06828 U.S.A

Computershare — Registered

Dear GE Investor:

Enclosed are the GE 2015 Annual Report and the Proxy Statement for the 2016 Annual Meeting. We encourage you to review these materials carefully and use them to participate in this year’s voting.

How you can vote

For your convenience, you can vote your shares online or by phone. Additionally, you can vote by mail. Instructions for voting your shares are included on the enclosed proxy card.

How you can view the proxy materials online

You can also view the enclosed materials online at www.ge.com/annualreport and www.ge.com/proxy.

How you help save a forest by signing up for electronic delivery

To encourage shareowners to take advantage of electronic delivery, we have a program that is helping to improve and preserve the environment — if you elect electronic delivery of your proxy materials for future GE shareowner meeting materials, we will have a tree planted in your name. Since implementing this program in 2015, we have planted over 13,000 trees. This program, which is done in cooperation with American Forests, helps to restore national forests throughout the United States, including the Angeles National Forest in California, the Superior National Forest in Minnesota, the Lower Rio Grande Valley National Wildlife Reserve in Texas and the Missisquoi National Wildlife Refuge in Vermont. Please sign up at www.investorvote.com/GE.

Benefits of electronic delivery
There are many benefits to receiving your GE information online, including:
●	TIMELINESS: Online information is available while paper copies are still making their way through the postal system.

●	AVAILABILITY: You can access these materials via the Internet, when you choose — 24 hours a day, 7 days a week.

●

ADDITIONAL INFORMATION: Past GE Annual Reports, as well as GE investor presentations, background information about the Company, and news about GE’s strategic and operational progress, are available at the GE Investor Relations Web site at www.ge.com/investor-relations.

●	SAVINGS: Electronic delivery of these materials saves the Company the costs of printing and mailing paper copies. The savings from e-delivery can be substantial.

You are a valued GE shareowner. Thank you for participating in this process and voting your enclosed proxy promptly. If you have any questions, please contact GE Corporate Investor Communications, Elizabeth Seibert, at 1-203-373-2460 or elizabeth.seibert@ge.com.

Sincerely,

Matthew Cribbins
Vice President
Corporate Investor Communications

MARCH 2016

Matthew Cribbins
Vice President
Investor Communications

GE
3135 Easton Turnpike
Fairfield, CT 06828 U.S.A

Broadridge — Beneficial

Dear GE Investor:

Enclosed are the GE 2015 Annual Report and the Proxy Statement for the 2016 Annual Meeting. We encourage you to review these materials carefully and use them to participate in this year’s voting.

How you can vote

For your convenience, you can vote your shares online or by phone. Additionally, you can vote by mail. Instructions for voting your shares are included on the enclosed voting information form.

How you can view the proxy materials online

You can also view the enclosed materials online at www.ge.com/annualreport and www.ge.com/proxy.

How you help save a forest by signing up for electronic delivery

To encourage shareowners to take advantage of electronic delivery, we have a program that is helping to improve and preserve the environment — if you elect electronic delivery of your proxy materials for future GE shareowner meeting materials, we will have a tree planted in your name. Since implementing this program in 2015, we have planted over 13,000 trees. This program, which is done in cooperation with American Forests, helps to restore national forests throughout the United States, including the Angeles National Forest in California, the Superior National Forest in Minnesota, the Lower Rio Grande Valley National Wildlife Reserve in Texas and the Missisquoi National Wildlife Refuge in Vermont. Please sign up at www.proxyvote.com.

Benefits of electronic delivery
There are many benefits to receiving your GE information online, including:
●	TIMELINESS: Online information is available while paper copies are still making their way through the postal system.

●	AVAILABILITY: You can access these materials via the Internet, when you choose — 24 hours a day, 7 days a week.

●

ADDITIONAL INFORMATION: Past GE Annual Reports, as well as GE investor presentations, background information about the Company, and news about GE’s strategic and operational progress, are available at the GE Investor Relations Web site at www.ge.com/investor-relations.

●	SAVINGS: Electronic delivery of these materials saves the Company the costs of printing and mailing paper copies. The savings from e-delivery can be substantial.

You are a valued GE shareowner. Thank you for participating in this process and voting your enclosed proxy promptly. If you have any questions, please contact GE Corporate Investor Communications, Elizabeth Seibert, at 1-203-373-2460 or elizabeth.seibert@ge.com.

Sincerely,

Matthew Cribbins
Vice President
Corporate Investor Communications

MARCH 2016

Matthew Cribbins
Vice President
Investor Communications

GE
3135 Easton Turnpike
Fairfield, CT 06828 U.S.A